As filed with the Securities and Exchange Commission on June 24, 2004
                                                     Registration No. 333-113810
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------
                                GERON CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
                                   ----------

              Delaware                                       75-2287752
    (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                       Identification No.)

                                   ----------
                             230 Constitution Drive
                          Menlo Park, California 94025
                                 (650) 473-7700
               (Address, Including Zip Code and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)
                                   ----------
                                Thomas B. Okarma
                      President and Chief Executive Officer
                                Geron Corporation
                             230 Constitution Drive
                          Menlo Park, California 94025
                                 (650) 473-7700
            (Name, Address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)
                                   ----------
                                   Copies to:
                                   ----------
                             Alan C. Mendelson, Esq.
                              Latham & Watkins LLP
                             135 Commonwealth Drive
                          Menlo Park, California 94025
                                 (650) 328-4600
                                   ----------

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

                                 ---------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                 ---------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall hereafter become effective in accordance with Section 8(A) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(A), may determine.
================================================================================

Explanatory Note

     The purpose of this Amendment No. 1 is to file an exhibit to the registration statement. Exhibit 10.1 was previously filed with a confidential treatment request. Exhibit 10.1 is being re-filed in a redacted form to reflect the Registrant's current confidential treatment request with respect to this exhibit.


                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.   Exhibits.

         See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Menlo Park, State of California, on June 24, 2004.

                                          GERON CORPORATION

                                          By: /s/ William D. Stempel
                                              ----------------------------------
                                              William D. Stempel
                                              Vice President and General Counsel


                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                Title                                     Date
---------                -----                                     ----

        *                Chief Executive Officer, President and    June 24, 2004
----------------------   Director (principal executive officer)
Thomas B. Okarma

        *                Executive Vice President and Chief        June 24, 2004
----------------------   Financial Officer (principal financial
David L. Greenwood       and accounting officer)

        *                Director                                  June 24, 2004
----------------------
Alexander E. Barkas

        *                Director                                  June 24, 2004
----------------------
Edward V. Fritzky

        *                Director                                  June 24, 2004
----------------------
Thomas D. Kiley

        *                Director                                  June 24, 2004
----------------------
John P. Walker

        *                Director                                  June 24, 2004
----------------------
Patrick J. Zenner



* By his signature below, the undersigned, pursuant to duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this Amendment No. 1 to the Registration Statement on behalf of the person indicated.

/s/ William D. Stempel
----------------------
    William D. Stempel
    Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibits      Description
--------      -----------
   4.1*       Common Stock Purchase Agreement dated as of March 6, 2004 by and between Registrant and Merix Bioscience, Inc.
   5.1*       Opinion of Latham & Watkins LLP.
  10.1**      License Agreement dated as of March 6, 2004 by and between
              Registrant and Merix Bioscience, Inc.
  23.1*       Consent of Latham & Watkins LLP (included in Exhibit 5.1).
  23.2        Consent of Ernst & Young LLP, Independent Registered Accounting
              Firm.
  24.1*       Power of Attorney (included on the signature page to this
              Registration Statement).

_________
*    Previously filed
**   Certain portions of this Exhibit have been omitted, for which confidential treatment has been requested and filed separately with the Securities and Exchange Commission.